UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2008 (May 12, 2008)

SUTOR TECHNOLOGY GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-33959	87-0578370
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. 8, Huaye Road
Dongbang Industrial Park
Changshu, China 215534

(Address of Principal Executive Offices)

(86) 512-52680988
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 15, 2008, Sutor Technology Group Limited (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2008. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On and effective May 12, 2008, Liuhua Guo resigned as Chief Executive Officer of the Company. Mr. Guo’s resignation was due to personal reasons and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On and effective May 12, 2008, the Company appointed Ms. Lifang Chen, age 36, as Chief Executive Officer of the Company. Ms. Chen has served as the Chairperson of the Board of Directors of the Company since February 1, 2007. She has also been the Chairperson of our subsidiary, Sutor Steel Technology Co., Ltd. (“Sutor BVI”) since August 2006. Since June 2001, Ms. Chen has also served as the Vice President of Shanghai Huaye Iron & Steel Group Co., Ltd., a Chinese company that Ms. Chen has 100% beneficial ownership. She has extensive experience in enterprise management and received a doctorate degree in Business Management from Century University of America in 2004.

There is no arrangement or understanding pursuant to which Ms. Chen was appointed as Chief Executive Officer, and there are no related party transactions between Ms. Chen and the Company reportable under Item 404(a) of Regulation S-K, except for the loan agreement that was entered into between Ms. Chen and Sutor BVI as disclosed in our Quarterly Report on Form 10-Q, filed on February 14, 2008.

No family relationship exists between Ms. Chen and any other director or executive officer of the Company.

We have not entered into an employment agreement with Ms. Chen as of the date of this Report and are expected to enter into such agreement in the next a few months.

A copy of the press release issued by the Company on May 14, 2008 announcing the appointment of Ms. Chen as Chief Executive Officer is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 15, 2008
99.2	Press release dated May 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutor Technology Group Limited

Date: May 15, 2008

/s/ Lifang Chen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 15, 2008
99.2	Press release dated May 14, 2008